RELEASE AGREEMENT


      This RELEASE AGREEMENT, dated as of July 28, 1999 (this "Agreement"), is entered into among MONACO FINANCE, INC., a Colorado corporation ("Monaco"), PACIFIC USA HOLDINGS CORP., a Texas corporation ("Pacific"), PACIFIC SOUTHWEST BANK, a federally chartered savings bank ("PSB"), the parties identified on the signature page hereof as the "Indenture Parties" (collectively, the "Indenture Parties"), ROTHSCHILD NORTH AMERICA, INC., a Delaware corporation ("Rothschild"), and DAIWA FINANCE CORPORATION, a Delaware corporation ("Daiwa") (Pacific, PSB, the Indenture Parties, Rothschild and Daiwa are sometimes hereinafter collectively referred to as the "Specified Parties" and individually as a "Specified Party").

                              RECITALS

      WHEREAS, Monaco and Norwest Bank Minnesota, National Association (as trustee on behalf of the other Indenture Parties, the "Indenture Trustee"), have previously entered into that certain Indenture, dated as of January 9, 1996 (together with all outstanding notes issued pursuant thereto, and all agreements, documents and instruments entered into in connection therewith, all as amended modified or supplemented, the "Indenture Documents");

      WHEREAS, Monaco, MF Receivables Holding Corp., a Delaware corporation (the "Company"), and the Indenture Trustee, with the consent of the holders of notes issued pursuant to the Indenture Documents, have agreed to enter into that certain Consent and Amendment No. 2 to Indenture and Related Documents, dated as of even date herewith (the "Indenture Amendment"), pursuant to which, among other things, the Company has agreed to assume all of the obligations of Monaco in respect of the Indenture Documents;

      WHEREAS, Monaco and Rothschild have previously entered into that certain Amended and Restated Note Purchase Agreement, dated as of January 9, 1996 (together with all outstanding notes issued pursuant thereto in favor of Rothschild, and all agreements, documents and instruments entered into in connection therewith, all as amended, modified or supplemented, the "Rothschild Documents");

      WHEREAS, Monaco, the Company and Rothschild have agreed to enter into that certain Amendment to Amended and Restated Note Purchase Agreement, dated as of even date herewith, (the "Rothschild Amendment"), pursuant to which, among other things, the Company has agreed to assume all of the obligations of Monaco in respect of the Rothschild Documents;

      WHEREAS, the execution and delivery hereof is a condition to the effectiveness of each of the Indenture Amendment and the Rothschild Amendment; and



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                                  10
3360.03/Release
      WHEREAS, Daiwa has provided various financial accommodations to MF Receivables Corp. IV, a Delaware corporation ("MF IV") (which is a wholly owned subsidiary of the Company and the successor by merger to MF Receivables Corp. III, a Delaware corporation ("MF III") which, prior to the effectiveness of such merger and along with MF IV, was a wholly owned subsidiary of Monaco), the terms and conditions of which have been amended and restated pursuant to the terms of two separate Amended and Restated Credit Agreements, each dated as of July 28, 1999 (the "Daiwa Amendments") (together with all outstanding notes issued pursuant thereto and all agreements, documents and instruments entered into in connection therewith, all as amended, modified or supplemented, the "Daiwa Documents"), and the execution and delivery hereof is a condition to the Daiwa Amendments; and
      WHEREAS, in connection with the Indenture Amendment and the Rothschild Amendment, the Company, the Indenture Trustee, Rothschild and The Bank of New York, as collateral agent (in such capacity, the "Collateral Agent"), have entered or are in the process of entering into that certain Pledge and Custodial Agreement, dated as of even date herewith (as amended, modified or supplemented from time to time, the "Pledge and Custodial Agreement");

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                              AGREEMENT

Section 1. Mutual Releases.

      Each of the Specified Parties does hereby release and discharge each other Specified Party, and each of such Specified Party's shareholders, directors, partners, members, officers, employees, attorneys, accountants, consultants, agents, representatives, successors and assigns (each, a "Released Party"), of and from all manner of actions, choses and causes of action, claims, demands, damages, expenses, liabilities, losses, judgments and executions, in each case of whatever kind or nature, whether in law or in equity, and whether known or unknown, at any time arising out of or relating in any manner to any action or inaction by such Released Party prior to the effective date hereof in connection with or relating to Monaco, the Company, MF IV, MF III, the Indenture Documents, the Rothschild Documents and/or the Daiwa Documents.

Section 2. Covenants of Pacific USA, PSB, Monaco and Daiwa.

      (a) Neither Pacific USA nor PSB shall: (i) take any action that would cause or permit the Company or MF IV to breach any of its covenants in respect of any of their respective contracts or agreements (including the Indenture Documents, the Rothschild Documents and the Daiwa Documents); (ii) prior to the date that is ninety-one days after the Effective Date (as that term is defined in the Pledge Agreement), file any involuntary petition or otherwise institute any bankruptcy, reorganization, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against Monaco or cause Monaco to institute any such proceeding; or (iii) prior to the date that is one year and one day after the final repayment in full of all obligations owed under any agreement or contract of the Company and/or MF IV (including the Indenture Documents, the Rothschild Documents and the Daiwa Documents), file any involuntary petition or otherwise institute any bankruptcy, reorganization, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Company and/or MF IV or cause the Company and/or MF IV to institute any such proceeding or take any action in furtherance of the foregoing.

      (b) Monaco shall not: (i) take any action that would cause or permit the Company or MF IV to breach any of its covenants in respect of any of its contracts or agreements (including the Indenture Documents, the Rothschild Documents and the Daiwa Documents); or (ii) prior to the date that is one year and one day after the final repayment in full of all obligations owed under any agreement or contract of the Company and/or MF IV (including the Indenture
Documents, the Rothschild Documents and the Daiwa Documents), file any involuntary petition or otherwise institute any bankruptcy, reorganization, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Company and/or MF IV or cause or permit the Company and/or MF IV to institute any such proceeding or take any action in furtherance of the foregoing.

      (c) So long as any of the obligations of the Company owing under the Rothschild Documents and/or the Indenture Documents remain outstanding, Daiwa shall not amend, supplement or otherwise modify any of the provisions of the Daiwa Documents as in effect on the date hereof relating to: (i) the interest rate applicable to any of the obligations owing under the Daiwa Documents; and
(ii) the order or amount of any distributions to be made under the Daiwa Documents in respect of the Designated Auto Loans (as defined in the Daiwa Documents) as set forth in Sections 4 and 6 of the Security Agreements (as defined in the Daiwa Documents).

Section 3. Representations of the Parties.

      Each party hereto by its execution hereof represents and warrants to and for the benefit of each other party hereto that the person executing this Agreement on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Agreement, and this Agreement constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

Section 4. Execution in Counterparts.

      This Agreement may be executed in any number of counterparts, or by each of the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 5. Entire Agreement.

      This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior written and prior and contemporaneous oral agreements and understandings relating to such matters and transactions.

Section 6. Amendment.

      Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the changes, waiver, discharge or termination is sought.

Section 7. Headings.

      The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Severability.

      Any covenant, provision, agreement or term of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

Section 9.      Governing Law.

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 10.     Effectiveness.

      Upon execution by the parties hereto, this Agreement shall become effective as of the Effective Date (as that term is defined in the Pledge and Custodial Agreement).

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

ROTHSCHILD NORTH AMERICA, INC.

By:   _________________________
Name: _________________________
Title:     _________________________

DAIWA FINANCE CORPORATION

By:   _________________________
Name: _________________________
Title:     _________________________

MONACO FINANCE, INC.

By:   _________________________
Name: _________________________
Title:     _________________________

PACIFIC USA HOLDINGS CORP.

By:   _________________________
Name: _________________________
Title:     _________________________

PACIFIC SOUTHWEST BANK

By:   _________________________
Name: _________________________
Title:     _________________________

INDENTURE PARTIES:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee

By:   _________________________
Name: _________________________
Title:     _________________________


BDC PARTNERS, I, L.P.

By:   BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C.
Title:     General Partner

      By:  ______________________
      Name:______________________
      Title:    ______________________

BLACK DIAMOND ADVISORS, INC.

By:   _________________________
Name: _________________________
Title:     _________________________


HELLER FINANCIAL, INC.

By:   _________________________
Name: _________________________
Title:     _________________________


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                             Page 18 of 1

GUARANTEE TITLE & TRUST CO.

By:   _________________________
Name: _________________________
Title:     _________________________


-------------------------------
LISA W. ZENNI

-------------------------------
STEVEN DECKOFF

-------------------------------
JAMES WALKER